SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
Diamond Hill Investment Group, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement if Other than the Registrant)
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☐ Fee paid previously with preliminary materials
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Introductory Note
     Diamond Hill Investment Group, Inc. (the “Company”) is filing this Schedule 14A to update information provided in its definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on April 9, 2009 (the “Proxy Statement”) concerning participants in its solicitation of proxies and a potential nomination by a shareholder.
Information Regarding Intention of Shareholder to Nominate Directors at Annual Meeting
     On April 2, 2009, the Company received a letter from a purported shareholder informing it of the shareholder’s intention to nominate two director candidates at the Company’s 2009 Annual Meeting of Shareholders (the “Annual Meeting”). The individuals named in the letter were Tim Eriksen and Harry Long. On May 5, 2009, Cedar Creek Partners, LLC, a shareholder of the Company for which Mr. Eriksen has asserted he serves as the Managing Member, filed a preliminary proxy statement with the SEC stating its intention to nominate at the Annual Meeting the individuals listed below to serve as directors of the Company. The biographical information set forth below with respect to Cedar Creek Partners, LLC’s candidates was provided in its preliminary proxy statement and the Company neither confirms nor denies the accuracy or completeness of such information.
     Tim Eriksen, age 40. He is the President of Eriksen Capital Management, LLC, an investment advisory firm he founded in 2005, and the Managing Member of Cedar Creek Partners, LLC, a private fund. From 2004 to 2005, he was a private investor and also wrote a bimonthly newsletter for Walker’s Manual covering unlisted and micro-cap stocks. From 1999 to 2004 he worked for Peter Kiewit Sons. Mr. Eriksen received his B.A. degrees in History and Political Studies from The Master’s College in 1991 and his M.B.A from Texas A&M University in 1997.
     Doug Beach, age 40. Doug Beach is The Managing Partner of Beach, Freeman, Lim & Cleland. He has been an Advisory Director to Cedar Creek Partners, LLC, a private fund, since 2006. From 1990 to 1995 he worked in the Tax department at BDO Seidman, LLP. From 1995 to 2002, he was a Partner at RBZ, LLP, where he served as Partner-in-charge of the Tax Department. He has a CPA, and is a member of the California Society of Public Accountants. He serves on the Board for Special Olympics Southern California, and is a member of both the finance and audit committees. He has a B.A. from the University of California at Los Angeles.
     Steve Kirchmeier, age 40. Steve Kirchmeier is the co-Founder of Everbridge (formerly 3n Global). He has served on the Board of Directors of Everbridge since 2002. He has been an Advisory Director to Cedar Creek Partners, LLC, a private fund, since 2006. He was CEO of Starwest Public Communications from 1998 to 2002. He was Director of Taxation at PMC Global Inc. from 1996 to 1998, and Senior Tax Manager at BDO Seidman, LLP from 1990 to 1996. He received a Masters of Accounting from the University of Southern California in 1991, and a B.A. in Accounting and Management from The Master’s College in 1990.
     Although the Company has been informed of Cedar Creek Partners, LLC’s intention to nominate the above persons, to be candidates they must be nominated at the Annual Meeting. Thus, their candidacy is contingent upon Cedar Creek Partners, LLC attending the meeting and nominating them for election as directors.
Certain Information Regarding Participants in the Company’s Proxy Solicitation for its Annual Meeting
     Company Participants
     The participants, as such term is defined in Schedule 14A, in the Company’s proxy solicitation for its Annual Meeting (the “Participants”) are as follows: David R. Meuse (Director); David P. Lauer (Director); Dr. James G. Mathias (Director); Donald B. Shackelford (Director); Diane D. Reynolds (Director); Lawrence E. Baumgartner (Director); R. H. Dillon (Director, President and Chief Executive Officer); and James F. Laird (Secretary, Treasurer and Chief Financial Officer). Information regarding the Participants, in addition to the information disclosed below, is provided in the Company’s Proxy Statement.
     The business address of each Participant is 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215.

     Other than Mr. Baumgartner and Mr. Lauer who are retired, the principal employer and business address of such employer for each director is set forth below.

Dr. James G. Mathias	Diane D. Reynolds
Tipp City Veterinary Hospital & Wellness Center	Taft Stettinius & Hollister
4900 South County Road 25A	21 East State Street — 12th Floor
Tipp City, Ohio 45371	Columbus, Ohio 43215

David R. Meuse	Donald Shackelford
Stonehenge Financial Holdings, Inc.	Fifth Third Bank
191 West Nationwide Blvd., Suite 600	21 East State Street, Suite 1400
Columbus, Ohio 43215	Columbus, Ohio 43215
     Criminal Convictions of Participants
     No Participant has been convicted within the last ten years in a criminal proceeding (excluding traffic violations and similar misdemeanors).
     Arrangements Between the Company and the Participants
     Mr. Dillon is party to an employment agreement with the Company. As described in more detail in the Proxy Statement, this agreement may require the Company to make certain payments to Mr. Dillon in the event of a change in control of the Company. Further detail regarding the employment agreement is included in the Proxy Statement under the caption “Employment Agreement with Mr. Dillon.”
     Except as may otherwise be described in the Company’s Proxy Statement, to the best of the Company’s knowledge, neither any Participant nor any associate of any Participant, is a party to any transaction or series of transactions since January 1, 2008 (i) to which the Company or any of its subsidiaries was or is to be a party (ii) in which the amount involved exceeded $120,000, and (iii) in which any Participant or associate thereof had, or will have, a direct or indirect material interest. Furthermore, except as may otherwise be described in the Proxy Statement, to the best of the Company’s knowledge, no Participant or associate thereof has entered into any agreement or understanding with any person respecting any future employment by the Company or any of the Company’s affiliates or any future transaction to which the Company or any of its affiliates will be a party.
     Except as may otherwise be described in the Proxy Statement, to the best of the Company’s knowledge, there are no contracts, arrangements or understandings by any of the Participants or any associate thereof within the past year with any person with respect to the Company’s securities, including, but not limited to, joint ventures, loan or option agreements, puts or calls, guarantees against loss or guarantees of profit, or the giving or withholding of proxies. Except as may otherwise be described in the proxy statement, to the best of the Company’s knowledge, no Participant nor any associate thereof has any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon at the Annual Meeting.
     Participant Transactions in Company Securities
     The following table lists all purchases and sales of the Company’s securities consummated by each Participant since April 1, 2007.

Participant	Date	Shares	Purchased/Sold	Transaction Description
David R. Meuse	1/18/2008	428	Purchased	Stock Grant — Director Compensation
David R. Meuse	12/30/2008	(5,000)	Sold	Charitable Gift
David R. Meuse	2/23/2009	807	Purchased	Stock Grant — Director Compensation
David R. Meuse	3/4/2009	1,000	Purchased	Open Market Purchase

David P. Lauer	1/18/2008	428	Purchased	Stock Grant — Director Compensation

Participant	Date	Shares	Purchased/Sold	Transaction Description
David P. Lauer	2/23/2009	807	Purchased	Stock Grant — Director Compensation

Dr. James G. Mathias	1/18/2008	428	Purchased	Stock Grant — Director Compensation
Dr. James G. Mathias	2/23/2009	807	Purchased	Stock Grant — Director Compensation

Donald B. Shackelford	1/18/2008	428	Purchased	Stock Grant — Director Compensation
Donald B. Shackelford	2/23/2009	807	Purchased	Stock Grant — Director Compensation

Diane D. Reynolds	1/18/2008	428	Purchased	Stock Grant — Director Compensation
Diane D. Reynolds	2/23/2009	807	Purchased	Stock Grant — Director Compensation

Lawrence E. Baumgartner	5/22/2008	189	Purchased	Stock Grant — Director Compensation
Lawrence E. Baumgartner	2/23/2009	807	Purchased	Stock Grant — Director Compensation

R. H. Dillon	4/12/2007	23	Purchased	Company Match — 401k Plan
R. H. Dillon	5/11/2007	24	Purchased	Company Match — 401k Plan
R. H. Dillon	6/12/2007	24	Purchased	Company Match — 401k Plan
R. H. Dillon	7/12/2007	26	Purchased	Company Match — 401k Plan
R. H. Dillon	8/10/2007	31	Purchased	Company Match — 401k Plan
R. H. Dillon	9/12/2007	28	Purchased	Company Match — 401k Plan
R. H. Dillon	10/12/2007	26	Purchased	Company Match — 401k Plan
R. H. Dillon	11/9/2007	28	Purchased	Company Match — 401k Plan
R. H. Dillon	12/12/2007	31	Purchased	Company Match — 401k Plan
R. H. Dillon	1/2/2008	3,500	Purchased	Exercise of Stock Option
R. H. Dillon	1/11/2008	30	Purchased	Company Match — 401k Plan

R. H. Dillon	1/18/2008	25,000	Purchased	Stock Grant — Employee Compensation
R. H. Dillon	2/12/2008	31	Purchased	Company Match — 401k Plan

R. H. Dillon	2/23/2009	15,809	Purchased	Stock Grant — Employee Compensation
R. H. Dillon	3/12/2008	30	Purchased	Company Match — 401k Plan
R. H. Dillon	4/11/2008	30	Purchased	Company Match — 401k Plan
R. H. Dillon	5/12/2008	25	Purchased	Company Match — 401k Plan
R. H. Dillon	6/12/2008	26	Purchased	Company Match — 401k Plan
R. H. Dillon	7/11/2008	29	Purchased	Company Match — 401k Plan
R. H. Dillon	8/12/2008	25	Purchased	Company Match — 401k Plan
R. H. Dillon	9/12/2008	24	Purchased	Company Match — 401k Plan
R. H. Dillon	10/10/2008	33	Purchased	Company Match — 401k Plan
R. H. Dillon	11/12/2008	46	Purchased	Company Match — 401k Plan
R. H. Dillon	12/12/2008	37	Purchased	Company Match — 401k Plan
R. H. Dillon	1/12/2009	42	Purchased	Company Match — 401k Plan
R. H. Dillon	2/12/2009	55	Purchased	Company Match — 401k Plan
R. H. Dillon	3/12/2009	68	Purchased	Company Match — 401k Plan
R. H. Dillon	4/9/2009	55	Purchased	Company Match — 401k Plan
R. H. Dillon	5/12/2009	61	Purchased	Company Match — 401k Plan

Participant	Date	Shares	Purchased/Sold	Transaction Description
James F. Laird	4/4/2007	(4,400)	Sold	Open Market Sale
James F. Laird	4/5/2007	(2,500)	Sold	Open Market Sale
James F. Laird	4/9/2007	(1,546)	Sold	Open Market Sale
James F. Laird	4/10/2007	(1,554)	Sold	Open Market Sale
James F. Laird	4/12/2007	18	Purchased	Company Match — 401k Plan
James F. Laird	5/11/2007	19	Purchased	Company Match — 401k Plan
James F. Laird	6/12/2007	19	Purchased	Company Match — 401k Plan
James F. Laird	6/19/2007	10,000	Purchased	Exercise of Stock Option
James F. Laird	7/12/2007	21	Purchased	Company Match — 401k Plan
James F. Laird	8/9/2007	10,000	Purchased	Exercise of Stock Option
James F. Laird	8/10/2007	25	Purchased	Company Match — 401k Plan
James F. Laird	8/29/2007	(63)	Sold	Open Market Sale
James F. Laird	8/30/2007	(1,746)	Sold	Open Market Sale
James F. Laird	8/31/2007	(1,531)	Sold	Open Market Sale
James F. Laird	9/11/2007	(2,310)	Sold	Open Market Sale
James F. Laird	9/12/2007	(1,300)	Sold	Open Market Sale
James F. Laird	9/12/2007	22	Purchased	Company Match — 401k Plan
James F. Laird	9/13/2007	(500)	Sold	Open Market Sale
James F. Laird	9/20/2007	(130)	Sold	Open Market Sale
James F. Laird	9/21/2007	(2,370)	Sold	Open Market Sale
James F. Laird	10/12/2007	21	Purchased	Company Match — 401k Plan
James F. Laird	11/9/2007	22	Purchased	Company Match — 401k Plan
James F. Laird	11/12/2007	5,000	Purchased	Exercise of Stock Option
James F. Laird	11/19/2007	5,000	Purchased	Exercise of Stock Option
James F. Laird	12/12/2007	25	Purchased	Company Match — 401k Plan
James F. Laird	1/11/2008	24	Purchased	Company Match — 401k Plan

James F. Laird	1/18/2008	5,500	Purchased	Stock Grant — Employee Compensation
James F. Laird	2/12/2008	30	Purchased	Company Match — 401k Plan
James F. Laird	3/12/2008	26	Purchased	Company Match — 401k Plan
James F. Laird	4/11/2008	26	Purchased	Company Match — 401k Plan
James F. Laird	5/12/2008	22	Purchased	Company Match — 401k Plan
James F. Laird	6/12/2008	22	Purchased	Company Match — 401k Plan
James F. Laird	7/11/2008	25	Purchased	Company Match — 401k Plan
James F. Laird	8/12/2008	21	Purchased	Company Match — 401k Plan
James F. Laird	9/12/2008	21	Purchased	Company Match — 401k Plan

James F. Laird	10/1/2008	(805)	Sold	Payment of Option Exercise Price by Delivering Shares
James F. Laird	10/1/2008	2,500	Purchased	Exercise of Stock Option
James F. Laird	10/10/2008	29	Purchased	Company Match — 401k Plan
James F. Laird	11/12/08	40	Purchased	Company Match — 401k Plan
James F. Laird	12/12/08	32	Purchased	Company Match — 401k Plan
James F. Laird	1/12/09	34	Purchased	Company Match — 401k Plan
James F. Laird	2/12/09	45	Purchased	Company Match — 401k Plan
James F. Laird	2/23/2009	6,140	Purchased	Stock Grant — Employee Compensation

Participant	Date	Shares	Purchased/Sold	Transaction Description
James F. Laird	3/12/2009	56	Purchased	Company Match — 401k Plan
James F. Laird	4/9/2009	45	Purchased	Company Match — 401k Plan
James F. Laird	5/12/2009	50	Purchased	Company Match — 401k Plan
     To the Company’s knowledge, no associate of any Participant engaged in any transaction in the Company’s shares since April 1, 2007.
Certain Information Regarding Company’s Proxy Solicitation for its Annual Meeting
     As of May 18, 2009, the Company has incurred approximately $28,000 in costs and expenditures in furtherance of, or in connection with, its proxy solicitation for its Annual Meeting and expects to ultimately incur total costs and expenditures of approximately $35,000 in furtherance of, or in connection with, its proxy solicitation for its Annual Meeting. All such expenditures will be borne by the Company. The Company has not retained any persons solely for the purpose of soliciting proxies.